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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 2003

                      UNIVERSAL HEALTH REALTY INCOME TRUST
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             (Exact name of registrant as specified in its charter)

         MARYLAND                        1-9321               23-6858580
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(State or other jurisdiction of       (Commission          (I.R.S. Employer
Incorporation or Organization)        File Number)        Identification No.)

                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
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               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code (610) 265-0688


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits

(c) Exhibits. 99.1 Universal Health Realty Income Trust Press Release dated April 17, 2003

Item 9. Regulation FD Disclosure

On April 17, 2003, Universal Health Realty Income Trust made its first quarter earnings release. A copy of the Trust's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Universal Health Realty Income Trust

                                     By: /s/ Alan B. Miller
                                        -------------------
                                        Name: Alan B. Miller
                                        Title: Chairman of the Board, Chief
                                                Executive Officer and President



                                     By: /s/ Charles F. Boyle
                                        ---------------------
                                        Name: Charles F. Boyle
                                        Title: Vice President, Chief Financial
                                                Officer and Controller

Date: April 17, 2003


                                  Exhibit Index

Exhibit No.            Exhibit
99.1                   Press release, dated April 17, 2003